American Century Investments®
Quarterly Portfolio Holdings
Utilities Fund
March 31, 2023

Utilities - Schedule of Investments
MARCH 31, 2023 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.5%
Electric Utilities — 65.1%
American Electric Power Co., Inc.	153,821	13,996,173
Avangrid, Inc.(1)	66,758	2,662,309
Constellation Energy Corp.	50,924	3,997,534
Duke Energy Corp.	223,318	21,543,487
Edison International	208,305	14,704,250
Entergy Corp.	129,270	13,927,550
Evergy, Inc.	209,639	12,813,136
Eversource Energy	74,331	5,817,144
Exelon Corp.	170,941	7,160,718
FirstEnergy Corp.	348,826	13,973,969
NextEra Energy, Inc.	470,435	36,261,130
NRG Energy, Inc.	96,032	3,292,937
OGE Energy Corp.	114,871	4,326,042
Pinnacle West Capital Corp.	145,857	11,557,709
PPL Corp.	264	7,337
Southern Co.	233,479	16,245,469
Xcel Energy, Inc.	37,724	2,544,106
		184,831,000
Gas Utilities — 5.7%
Atmos Energy Corp.	13,960	1,568,545
Brookfield Infrastructure Corp., Class A	32,001	1,473,966
National Fuel Gas Co.	135,862	7,844,672
New Jersey Resources Corp.	201	10,693
Spire, Inc.	39,283	2,755,310
UGI Corp.	74,283	2,582,077
		16,235,263
Independent Power Producers and Energy Traders — 4.8%
AES Corp.	533,521	12,847,186
Vistra Corp.	30,183	724,392
		13,571,578
Multi-Utilities — 23.9%
Avista Corp.	313	13,287
Black Hills Corp.	111,434	7,031,485
Consolidated Edison, Inc.	147,435	14,105,107
Dominion Energy, Inc.	231,732	12,956,136
DTE Energy Co.	41,827	4,581,730
NiSource, Inc.	421,944	11,797,554
NorthWestern Corp.	47,864	2,769,411
Public Service Enterprise Group, Inc.	9,611	600,207
Sempra Energy	91,643	13,852,756
		67,707,673
TOTAL COMMON STOCKS (Cost $243,830,059)		282,345,514
SHORT-TERM INVESTMENTS†
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	16,144	16,144

Repurchase Agreements†
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $5,785), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $5,582)	5,580
TOTAL SHORT-TERM INVESTMENTS (Cost $21,724)	21,724
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $243,851,783)	282,367,238
OTHER ASSETS AND LIABILITIES — 0.5%	1,398,938
TOTAL NET ASSETS — 100.0%	$283,766,176

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $468,550. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At the period end, the aggregate value of the collateral held by the fund was $478,055, all of which is securities collateral.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$282,345,514	—	—
Short-Term Investments	16,144	$5,580	—
	$282,361,658	$5,580	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.